CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND

CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement to the Statement of Additional Information Dated August 14, 2015

This Supplement to the Statement of Additional Information (“SAI”) dated July 29, 2015, for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund (each a “Fund” and collectively the “Funds”), each a series of CornerCap Group of Funds, updates the SAI to include revised information as described below. Please keep this supplement for future reference.

Effective as of the date of this supplement, the following paragraph shall be inserted on page 4 of the SAI, before the section titled “MORTGAGE-RELATED SECURITIES”:

REAL ESTATE SECURITIES. The Funds will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Funds may also invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure (i) in which revenue consists primarily of rent derived from owned, income producing real estate properties, (ii) dividend distributions as a percentage of taxable net income are high (generally greater than 80%), (iii) debt levels are generally conservative and (iv) income derived from development activities is generally limited.

Certain REITs, commonly referred to as “Mortgage REITs”, lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Other REITs, commonly referred to as “Equity REITs”, make direct investments in real estate. Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Funds invest to decline.